EXHIBIT 10.1

EXECUTION COPY
FIRST AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of September 29, 2016 (this “Amendment”), among KELLOGG FUNDING COMPANY, LLC, a Delaware limited liability company (the “Seller”), KELLOGG BUSINESS SERVICES COMPANY, a Delaware corporation (the “Servicer”), COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Purchaser, each of the other PURCHASERS party hereto from time to time, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as administrative agent (the “Administrative Agent”) for each of the Purchasers.
RECITALS
WHEREAS, the parties refer to that certain Receivables Purchase Agreement dated as of July 13, 2016 (the “Existing Receivables Purchase Agreement” and, as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) among the parties to this Amendment. Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement, and, in addition, this Amendment is to be interpreted and construed in accordance with the provisions set forth in Section 1.02 of the Receivables Purchase Agreement; and
WHEREAS, the parties to this Amendment have agreed to amend the Existing Receivables Purchase Agreement on the terms and conditions set forth in this Amendment;
NOW, THEREFORE, the parties to this Amendment hereby agree as follows:
SECTION 1.Amendments to Existing Receivables Purchase Agreement. Effective as of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Receivables Purchase Agreement is hereby amended as follows:
(a)Section 2.02(b) of the Existing Receivables Purchase Agreement is hereby amended by deleting the last sentence of such Section and substituting, in lieu thereof, the following:
The Administrative Agent shall promptly provide a copy of each Cash Outlay Notice to each Purchaser.
(b)Section 2.03(a) of the Existing Receivables Purchase Agreement is hereby amended by deleting the last sentence of such Section and substituting, in lieu thereof, the following:
Notwithstanding any other provision hereof, in the event a Purchaser (i) shall fail to fund any Cash Outlay requested pursuant to Section 2.02 that otherwise meets the applicable conditions set forth in Article III, (ii) shall make any claim for material amount of reimbursement pursuant to Sections 2.09 or 2.10, or (iii) the Yield for such Purchaser is being calculated pursuant to clause (ii) or (iii) of the definition of Yield Rate, any reduction requested by the Seller may be applied disproportionally to such Purchaser as directed by the Seller in its sole discretion.
(c)Section 2.13 of the Existing Receivables Purchase Agreement is hereby amended by adding the following at the end thereof:

EXHIBIT 10.1

(c)    Within 10 days after the end of each quarterly fiscal period of the Parent, the Servicer shall prepare and forward to the Seller, the Administrative Agent and each Purchaser a report certifying the aggregate Outstanding Balances of the Receivables which have been transferred by the Seller to the Purchasers as of the close of business on the last day of the immediately preceding quarterly fiscal period.
(d)Section 5.02(a) of the Existing Receivables Purchase Agreement is hereby amended by adding the following at the end thereof:
The Administrative Agent will promptly deliver to each Purchaser a copy of each notice of any change in the Credit and Collection Policy which it receives.
(e)Section 7.07(c) of the Existing Receivables Purchase Agreement is hereby amended by deleting such Section and substituting, in lieu thereof, the following:
(c) Changes in Accounts. Neither the Seller nor the Servicer shall, or permit the Parent to, close the Lockbox Account. Neither the Seller nor the Servicer shall terminate the use of a Lockbox or close the Lockbox Account or the Collection Account unless (i) the Administrative Agent and each Purchaser shall have received at least 10 days’ prior notice of such closure, (ii) the Seller or the Servicer shall have directed the payment of Collections to another Lockbox or the Collection Account maintained in accordance with this Section 7.07 with respect to which there is a Control Agreement in effect, and (iii) the Administrative Agent shall have consented thereto. Neither the Seller nor the Servicer shall add a bank as a Lockbox Bank or as a bank maintaining the Lockbox Account or the Collection Account or add any Lockbox or any deposit account as the Lockbox Account or the Collection Account into which Collections are deposited, other than those listed in Schedule I, unless the Administrative Agent shall have consented thereto and the Administrative Agent shall have received a Control Agreement executed by such bank and the Seller, the Parent or the Originator, as applicable.
(f)Section 7.07(e)(iv) of the Existing Receivables Purchase Agreement is hereby amended by deleting such Section and substituting, in lieu thereof, the following:
(iv) not change any instructions given to any bank with respect to the transfer of funds in the Lockbox Account or change any instructions to Obligors regarding payments to be made to any Lockbox or the Lockbox Account without the prior consent of the Administrative Agent and compliance with Section 7.07(c), provided that such consent shall not be required if the effect thereof is to direct the payment of Collections to another Lockbox or the Collection Account maintained in accordance with this Section 7.07;
(g)Section 7.09(a) of the Existing Receivables Purchase Agreement is hereby amended by deleting the first sentence of such Section and substituting, in lieu thereof, the following:
If at any time a Servicer Default shall have occurred and be continuing, the Administrative Agent may or, upon written direction from the Required Purchasers, shall, by notice to the Seller, each Purchaser, the Originator and the Servicer terminate the then current Servicer’s capacity as Servicer hereunder (any such termination referred to herein as a “Complete Servicing Transfer”).
(h)Section 10.06(b) of the Existing Receivables Purchase Agreement is hereby amended by deleting such Section and substituting, in lieu thereof, the following:
(b) Notwithstanding the foregoing, without the consent of each Purchaser that would be affected thereby, no amendment, modification, supplement, waiver or consent shall be effective if

EXHIBIT 10.1

the effect thereof would (i) waive, reduce or postpone any scheduled payment to such Purchaser; (ii) reduce the Yield Rate on any portion of the Aggregate Funded Purchase Price or any fee payable hereunder; (iii) extend the time for payment of any such Yield or fees; (iv) reduce the Aggregate Funded Purchase Price or any Purchaser’s Funded Purchase Price; (v) reduce the percentage contained in the definition of “Required Purchasers;” (vi) extend the Scheduled Facility Termination Date or change the definition of “Default Ratio,” “Dilution Ratio,” “Dilution Reserve Percentage,” Eligible Receivable,” “Insured Receivable,” “Yield and Fee Reserve Percentage”, “Loss Reserve Percentage,” “Maximum Aggregate Funded Purchase Price,” “Net Receivables Balance,” “Required Reserve Percentage” or “Servicing Fee Rate;” (vii) release all or any material portion of the Receivables Assets or other Collateral or any Credit Insurance Policy (except as expressly provided herein); (viii) change the pro rata sharing of payments for the account of the Purchasers or the pro rata sharing of funding commitments required hereby; (ix) change the Priority of Payments; (x) consent to or permit the assignment or transfer by the Seller of its rights or obligations under this Agreement; (xi) modify the limitations on recourse applicable to any Purchaser contained in Section 2.04(c) or 10.23, (xii) amend, or waive any breach of, Section 8.01(u), (v) or (w), (xiii) amend any Credit Insurance Policy to (A) add, remove or replace a Credit Insurer or (B) change the Maximum Credit Insurance Liability Amount with respect thereto, or (xiv) change this Section 10.06
(i)Article X of the Existing Receivables Purchase Agreement is hereby amended by adding the following as Section 10.25:
SECTION 10.25 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(j)The definitions of “Credit Insurer”, “Facility Termination Date”, “QBE”, “Required Purchasers” and “Statutory Reserve Rate” in Annex I to the Existing Receivables Purchase Agreement are hereby amended by deleting such definitions and substituting, in lieu thereof, respectively, the following:

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“Credit Insurer” means (i) Coface, (ii) QBE and (iii) from time to time, any other credit insurers which have been approved by the Administrative Agent and each Purchaser in its sole discretion.
“Facility Termination Date” means the earliest to occur of (a) the Scheduled Facility Termination Date, (b) the Business Day immediately prior to the occurrence of an Insolvency Event with respect to any Company Party, (c) the date on which the Originator becomes unable to transfer additional Receivables under the Receivables Sale Agreement to the Buyer for any reason other than the Originator’s failure to originate Receivables or pursuant to the terms of the Transaction Documents, (d) the Business Day specified in a notice declaring the Facility Termination Date to have occurred delivered by the Administrative Agent pursuant to Section 8.02(a), (e) the Business Day specified by 100 days’ prior written notice of termination to the Seller from the Administrative Agent upon the direction of any Purchaser, (f) the Business Day specified by 10 days’ prior written notice of termination by the Seller to the Administrative Agent and (g) the date on which the Administrative Agent and each Purchaser receive written notice from the Seller pursuant to Section 2.02(c) terminating sale of Receivables hereunder.
“QBE” means QBE Insurance Corporation.
“Required Purchasers” means, at any time, two or more Purchasers holding in the aggregate Exposures in excess of 50% of the Facility Amount at such time, provided that if there are only two Purchasers at such time, “Required Purchasers” means both such Purchasers.
“Statutory Reserve Rate” means, for any date of determination, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System of the United States to which Rabobank or any other Purchaser is subject for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of such Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Applicable portions of the Aggregate Funded Purchase Price shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions, or offsets that may be available from time to time to any Purchaser under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the opening of business on the effective date of any change in any such reserve percentage.
(k)Annex I to the Existing Receivables Purchase Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority,

EXHIBIT 10.1

(b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(l)Exhibits A, B and C-1 to the Existing Receivables Purchase Agreement is hereby amended by deleting such Exhibit and substituting, in lieu thereof, respectively, Exhibit A, B and C-1 hereto.
SECTION 2.Conditions Precedent. The amendments set forth in Section 1 above shall become effective as of the date (the “Effective Date”) upon which the following conditions precedent shall have been satisfied:
(a)Amendment. The Administrative Agent shall have received, on or before the date hereof, counterpart signature pages to this Amendment executed by each of the parties to this Agreement.
(b)Performance Undertaking. The Administrative Agent shall have received, on or before the date hereof, counterpart signature pages to the Reaffirmation of Performance Undertaking Agreement dated as of the date hereof made by the Parent in favor of the Administrative Agent.
SECTION 3.Representations and Warranties of the Borrower. Each of the Seller and the Servicer hereby represents and warrants to each Purchaser and the Administrative Agent that, on and as of the date hereof:
(a)this Amendment has been duly executed and delivered by it, and this Amendment and the Existing Receivables Purchase Agreement as amended hereby constitute, its legal, valid and binding obligations, enforceable in accordance with their respective terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law); and
(b)its representations and warranties contained in the Receivables Purchase Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.

EXHIBIT 10.1

SECTION 4.Miscellaneous.
(a)This Amendment may be amended, modified, terminated or waived only as provided in Section 10.06 of the Receivables Purchase Agreement.
(b)Except as expressly modified as contemplated hereby, the Receivables Purchase Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Receivables Purchase Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.
(c)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Receivables Purchase Agreement.
(d)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic image scan transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
(e)The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without in any manner affecting the validity, legality or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
(f)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(g)EACH OF THE SELLER, THE SERVICER, THE ADMINISTRATIVE AGENT AND EACH PURCHASER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT

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IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(g).
(h)The parties to this Amendment agree that in connection with the next amendment, if any, to the Receivables Purchase Agreement, they will discuss potential changes to Section 2.12 of the Receivables Purchase Agreement and related provisions to provide for the ability of individual Purchasers to terminate their purchases thereunder (while other Purchasers continue to make purchases).
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto, by their duly authorized signatories, have executed and delivered this Amendment as of the date first above written.
COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and Purchaser

By:     /s/ Raymond Dizon
Name: Raymond Dizon
Title: Executive Director

By:     /s/ Thomas Giuntini
Name: Thomas Giuntini
Title: Executive Director

EXHIBIT 10.1

KELLOGG BUSINESS SERVICES COMPANY,
as Servicer

By:     /s/ Joel Vanderkooi
Name: Joel Vanderkooi
Title: VP-Treasurer

EXHIBIT 10.1

KELLOGG FUNDING COMPANY, LLC,
as Seller
By:     /s/ Joel Vanderkooi
Name: Joel Vanderkooi
Title: VP-Treasurer

EXHIBIT 10.1

EXHIBIT A

FORM OF CASH OUTLAY NOTICE
Coöperatieve Rabobank U.A., New York Branch,
as Administrative Agent
245 Park Avenue, 37th floor
New York, New York 10167
Attention: Transaction Management Team
Tel: (212) 916-3713
Fax: (914) 287-2254
Email: TMTeam@rabobank.com
Re: Cash Outlay Notice
Ladies and Gentlemen:
Reference is made to the Receivables Purchase Agreement, dated as of July 13, 2016 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Receivables Purchase Agreement”), among Kellogg Funding Company, LLC, as Seller (the “Seller”), Kellogg Business Services Company, as Servicer (the “Servicer”), the Purchasers from time to time party thereto, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent (the “Administrative Agent”). Capitalized terms defined in the Receivables Purchase Agreement are used herein with the same meanings.
(a)    The Seller hereby requests that the Purchasers make Cash Outlays on the following Business Day in the following aggregate amount:
Amount:                ________________________
Business Day:                ________________________
The amount of each Purchaser’s Cash Outlay is as follows:
[Name of Purchaser]:                ________________________
[Name of Purchaser]:                ________________________
[Name of Purchaser]:                ________________________
(b)    Each of Seller and the Servicer hereby certifies, represents and warrants to the Purchasers and the Administrative Agent that on and as of the Business Day set forth below:
(i)    all applicable conditions precedent set forth in Article III of the Receivables Purchase Agreement have been satisfied;
(ii)    each of the representations and warranties of the Seller and the Servicer contained in Article IV of the Receivables Purchase Agreement will be true and correct, in all material

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respects, as if made on and as of such Business Day, except to the extent such representation or warranty expressly relates only to a prior date;
(iii)    no event will have occurred and is continuing, or would result from the requested Cash Outlays, that constitutes a Termination Event;
(iv)    after giving effect to the requested Cash Outlays, the Aggregate Funded Purchase Price will not exceed the Maximum Aggregate Funded Purchase Price; and
(v)    the Facility Termination Date shall not have occurred.
(c)    The requested Cash Outlays are to be disbursed by wire transfer of funds to the following account:
Bank:
[Wiring address]:
Account Name:
Account No.
[For further credit to account:]
Reference:
Telephone Notice to:
IN WITNESS WHEREOF, each of the Seller and the Servicer has caused this Cash Outlay Notice to be executed and delivered as of this ____ day of ___________, 20__.
KELLOGG FUNDING COMPANY, LLC,
as Seller
By:
Name:
Title:
KELLOGG BUSINESS SERVICES COMPANY,
as Servicer
By:
Name:
Title:

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EXHIBIT B

FORM OF REDUCTION NOTICE
Coöperatieve Rabobank U.A., New York Branch,
as Administrative Agent
245 Park Avenue, 37th floor
New York, New York 10167
Attention: Transaction Management Team
Tel: (212) 916-3713
Fax: (914) 287-2254
Email: TMTeam@rabobank.com
Re: Reduction Notice
Ladies and Gentlemen:
Reference is made to the Receivables Purchase Agreement, dated as of July 13, 2016 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Receivables Purchase Agreement”), among Kellogg Funding Company, LLC, as Seller (the “Seller”), Kellogg Business Services Company, as Servicer, the Purchasers from time to time party thereto, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent. Capitalized terms defined in the Receivables Purchase Agreement are used herein with the same meanings.
(a)The Seller hereby provides notice pursuant to Section 2.03(b) of the Receivables Purchase Agreement of its reduction of the Aggregate Funded Purchase Price on the following Business Day in the amounts set forth in the following chart and certifies that the information set forth in the chart is correct:
Business Day:            _______________________

Total
Aggregate Funded Purchase Price before giving effect to the requested reduction
Portion of the Aggregate Funded Purchase Price being reduced
Aggregate Funded Purchase Price after giving effect to requested reduction

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The amount of the reduction allocable to each Purchaser is as follows:
[Name of Purchaser]:                ________________________
[Name of Purchaser]:                ________________________
[Name of Purchaser]:                ________________________
(b)The aggregate amount of the Aggregate Funded Purchase Price being reduced is in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess of such amount.
(c)On such date of reduction, the Seller shall reduce the Aggregate Funded Purchase Price in the amount set forth above and pay all amounts required to be paid in connection with such reduction as set forth in the Transaction Documents.

IN WITNESS WHEREOF, the Seller has caused this Reduction Notice to be executed and delivered as of this ____ day of ___________, 20__.
KELLOGG FUNDING COMPANY, LLC,
as Seller
By:
Name:
Title: